                                                                    Exhibit 99.1


LOUISIANA-PACIFIC                               NEWS RELEASE
111 S.W. Fifth Avenue
Portland, OR 97204
503/221-0800 FAX 503/821-5107

                                                Release No.: 117-7-0

                                                Contact:
                                                Kelly Stoner (Media Relations)
                                                (503) 821-5281
                                                Bill Hebert (Investor Relations)
                                                (503) 221-0800


FOR RELEASE AT 7:00 A.M. (EDT) TUESDAY, JULY 25, 2000

LOUISIANA-PACIFIC CORPORATION REPORTS SECOND QUARTER RESULTS

Portland, Ore. -- Louisiana-Pacific Corp. (NYSE: LPX) today reported second quarter income, excluding unusual items, of $44 million, or $.42 per diluted share, on sales of $778 million. Including facility write-downs, primarily related to the anticipated sale of the Samoa pulp mill, and an insurance settlement recovery, net income was $21 million, or $.20 per diluted share. In the second quarter of 1999, income excluding unusual items was $82 million, or $.76 per diluted share, on sales of $769 million. Including a gain on the sale of timberland, second quarter 1999 net income was $85 million, or $.79 per diluted share.

Excluding unusual items, income for the first six months of 2000 was $101 million, or $.96 per diluted share, on sales of $1.6 billion. For the first six months of 1999, income was $109 million, or $1.02 per diluted share, excluding unusual items, on sales of $1.4 billion. Including unusual items, net income for the first six months of 2000 was $79 million, or $.76 per diluted share, compared to income in the first six months of 1999 of $112 million, or $1.05 per diluted share.

"We maintained a relatively good earnings level, despite price decreases in our commodity products as large as 20 percent to 30 percent versus last year," said Mark A. Suwyn, Louisiana-Pacific's chairman and CEO. "In July, we have seen further price erosion. Today's OSB prices are down about 30 percent and lumber prices about 15 percent compared to the average in the


                                                     LOUISIANA-PACIFIC -- Page 1
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second quarter. We are aggressively adjusting our operating levels and focusing on costs and new product introductions to manage through the softening markets."

Louisiana-Pacific, now in its 27th year, is a premier supplier of building products, offering a valuable mix of commodity and value added specialty products to our rapidly growing retail, homebuilding and industrial customers. Visit L-P's website at: WWW.L-PCORP.COM.

FORWARD LOOKING STATEMENTS
This news release contains statements concerning Louisiana-Pacific Corp.'s future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts, market demand for the company's products, and prices for structural products; the effect of forestry, land use, environmental and other governmental regulations; the ability to obtain regulatory approvals, and the risk of losses from fires, floods and other natural disasters. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.


                                                     LOUISIANA-PACIFIC -- Page 2
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LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
CONDENSED INCOME STATEMENT
(Dollar amounts in millions) (Unaudited)

                                                      Quarter Ended         Six Months Ended
                                                         June 30,               June 30,
                                                      ---------------       -----------------
                                                      2000       1999       2000         1999
                                                      ----       ----       ----         ----

Net sales........................................    $778.1     $ 768.5   $1,555.0     $1,368.6

Income before taxes and minority interest(1).....      37.7       140.7      134.4        184.8

Net income(1)....................................      21.0        84.9       78.7        112.1

Income excluding unusual items(1)................      43.7        81.7      100.5        108.9

Net income per share  -  basic and diluted(1)....      0.20        0.79       0.76         1.05

Income per share excluding unusual items(1)......      0.42        0.76       0.96         1.02

Average shares outstanding
    Basic........................................     104.0       106.6      104.0        106.4
    Diluted......................................     104.2       106.8      104.2        106.6

SALES BY QUARTER (In millions)
                  1st        2nd         3rd        4th         Year
                ------     ------      ------     -------     --------
1999            $600.1     $768.5      $797.4     $712.6      $2,878.6
2000            $776.9     $778.1

NET INCOME BY QUARTER (In millions)
                  1st        2nd         3rd        4th         Year
                ------     ------      ------     -------     --------
1999            $ 27.2     $84.91      $69.3 1    $35.41       $216.8
2000            $ 57.7(1)  $21.01

NET INCOME  PER SHARE BY QUARTER-
  BASIC AND DILUTED
                  1st        2nd         3rd        4th         Year
                ------     ------      ------     -------     --------
1999            $ 0.26     $0.79(1)    $0.65(1)   $0.341        $2.04
2000            $ 0.55(1)  $0.20(1)


Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.


                                                     LOUISIANA-PACIFIC -- Page 3
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1)       In the second quarter of 1999, L-P recorded a $5 million gain ($3 million after taxes, or $.03 per diluted share) on the sale of timberland.

         In the third quarter of 1999, L-P Ketchikan Pulp Company subsidiary recorded a net charge of $18.7 million ($11.5 million after taxes, or $0.11 per diluted share) primarily related to reducing the carrying value of the assets to be sold to the expected sales value and to record an increase in estimated environmental remediation liabilities.

         In the fourth quarter of 1999, L-P recorded a gain on the sale of its Associated Chemists, Inc. subsidiary of $14.5 million ($8.9 million after taxes, or $0.08 per diluted share) and a write-off a note receivable of $9.2 million ($5.7 million after taxes, or $0.05 per diluted share) received in a sale of assets in a prior year.

         In the first quarter of 2000, L-P recorded a $5.0 million ($3.1 after taxes, or $0.03 per diluted share) gain on an insurance recovery for siding related matters and an impairment charge of $3.4 million ($2.1 million after taxes, or $0.02 per diluted share) to reduce the carrying value of a manufacturing facility to its estimated net realizable value.

         In the second quarter of 2000, L-P recorded a net loss of $38 million ($22.7 million after taxes, or $.21 per share) primarily related to an impairment charge to reduce the carrying value of the Samoa pulp mill to its estimated net realizable value, an impairment charge at an MDF facility, a mark to market charge on an interest rate hedge and a gain on an insurance recovery for siding related matters.


                                                     LOUISIANA-PACIFIC -- Page 4
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CONDENSED CONSOLIDATED STATEMENTS OF INCOME
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions, except per share amounts) (Unaudited)

                                                 Quarter Ended         Six Months Ended
                                                    June 30,                June 30,
                                               ----------------       -------------------
                                                2000      1999         2000         1999
                                               ------    ------       ------       ------
Net sales ................................... $  778.1  $  768.5  $   1,555.0  $   1,368.6
                                              --------  --------  -----------  -----------

Costs and expenses:
   Cost of sales ............................    566.7     530.9      1,114.4        999.0
   Depreciation, amortization and depletion..     59.3      45.7        120.6         88.5
   Selling and administrative ...............     67.6      54.7        132.0        101.2
   Unusual credits and charges, net .........     38.0      (5.2)        36.4         (5.2)
   Interest expenses ........................     18.5      11.1         35.6         20.1
   Interest income ..........................     (9.7)     (9.4)       (18.4)       (19.2)
                                              --------  --------  -----------  -----------
     Total costs and expenses ...............    740.4     627.8      1,420.6      1,183.8
                                              --------  --------  -----------  -----------

Income before taxes and minority interest ...     37.7     140.7        134.4        184.2
Provision for income taxes ..................     16.2      55.8         54.7         72.6

Minority interest in net income (loss) of
    consolidated subsidiaries ...............      0.5        --          1.0         (0.5)
                                              --------  --------  -----------  -----------
Net income .................................  $   21.0  $   84.9  $      78.7  $     112.1
                                              ========  ========  ===========  ===========

Net income per share -- basic and diluted ... $   0.20  $   0.79  $     0.76   $      1.05
                                              ========  ========  ==========   ===========

Average shares outstanding
    Basic ...................................    104.0     106.6        104.0        106.4
                                              ========  ========  ==========   ===========
    Diluted ...............................      104.2     106.8        104.2        106.6
                                              ========  ========  ==========   ===========


                                                     LOUISIANA-PACIFIC -- Page 5
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CONDENSED CONSOLIDATED BALANCE SHEETS
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions) (Unaudited)

                                                       June 30, 2000  Dec. 31, 1999
                                                       -------------  -------------
ASSETS

Cash and cash equivalents ..............................   $  118.1    $  116.0
Accounts receivable, net ...............................      233.4       200.7
Inventories ............................................      310.0       293.4
Prepaid expenses .......................................       19.8        18.5
Income tax receivable ..................................       47.5        --
Deferred income taxes ..................................       69.7       110.8
                                                           --------    --------
     Total current assets ..............................      798.5       739.4
                                                           --------    --------

Timber and timberlands .................................      600.7       611.1

Property, plant and equipment ..........................    2,588.8     2,537.4
Accumulated depreciation ...............................   (1,258.0)   (1,203.4)
                                                           --------    --------
Net property, plant and equipment ......................    1,330.8     1,334.0
                                                           --------    --------

Goodwill, net of amortization ..........................      335.1       347.7
Notes receivable from asset sales ......................      403.8       403.8
Other assets ...........................................       63.2        52.2
                                                           --------    --------
     Total assets ......................................   $3,532.1    $3,448.2
                                                           ========    ========

LIABILITIES AND EQUITY

Current portion of long-term debt ......................   $   46.7    $   44.9
Accounts payable and accrued liabilities ...............      297.4       306.5
Income taxes payable ...................................       --           9.3
Current portion of contingency reserves ................       75.0       180.0
     Total current liabilities .........................      419.1       540.7
                                                           --------    --------

Long-term debt, excluding current portion:
   Limited recourse notes payable ......................      396.5       396.5
   Other long-term debt ................................      729.3       618.3
                                                           --------    --------
     Total long-term debt, excluding ...................    1,125.8     1,014.8
     current portion

Contingency reserves, excluding current ................      109.2       128.8
portion
Deferred income taxes and other ........................      471.8       443.9

Commitments and contingencies

Stockholders' equity:
   Common stock ........................................      117.0       117.0
   Additional paid-in capital ..........................      444.6       445.4
   Retained earnings ...................................    1,126.0     1,076.4
   Treasury stock ......................................     (238.4)     (228.3)
   Loans to Employee Stock Ownership ...................       (3.5)       (6.9)
   Trusts
   Accumulated comprehensive loss ......................      (39.5)      (43.6)
                                                           --------    --------
     Total stockholders' equity ........................    1,406.2     1,360.0
                                                           --------    --------
     Total liabilities and equity ......................   $3,532.1    $3,488.2
                                                           ========    ========


                                                     LOUISIANA-PACIFIC -- Page 6

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
SELECTED SEGMENT INFORMATION
(Dollar amounts in millions) (Unaudited)

                                  Quarter Ended June 30,  Six Months Ended June 30,
                                     -------------------   --------------------
                                       2000       1999       2000        1999
                                     --------   --------   --------    --------
(Dollar amounts in millions)
Sales:
    Structural products ..........   $  469.1   $  473.8   $  963.4    $  849.9
    Exterior products ............       91.1       79.1      155.9       116.9
    Industrial panel products ....       68.7       73.1      141.4       126.9
    Other products ...............      110.3      114.6      215.2       225.1
    Pulp .........................       38.9       27.9       79.1        49.8
                                     --------   --------   --------    --------
        Total sales ..............   $  778.1   $  768.5   $1,555.0    $1,368.6
                                     ========   ========   ========    ========

Operating profit (loss):
    Structural products ..........   $   88.4   $  150.3   $  202.4    $  224.8
    Exterior products ............       13.9       16.3       22.0        24.0
    Industrial panel products ....        3.3        4.7        5.9         5.8
    Other products ...............       (0.9)      (4.1)      (0.1)      (12.7)
    Pulp .........................        5.9       (4.9)      10.3       (10.8)
Unusual credits and charges,
    net ..........................      (38.0)       5.2      (36.4)        5.2

General corporate and other
    expense, net .................      (26.1)     (25.4)     (52.5)      (51.2)
Interest income (expense), net ...       (8.8)      (1.7)     (17.2)        (.9)
                                     --------   --------   --------    --------
    Income before taxes and
    minority interest ............   $   37.7   $  140.4   $  134.4    $  184.2
                                     ========   ========   ========    ========


                                                     LOUISIANA-PACIFIC -- Page 7

LOUISIANA-PACIFIC CORPORATION
SUMMARY OF PRODUCTION VOLUMES

LOUISIANA-PACIFIC CORPORATION
SUMMARY OF PRODUCTION VOLUMES

                                                               Quarter Ended June 30,   Six Months Ended June 30,
                                                               ----------------------   -------------------------
                                                                  2000        1999          2000        1999
                                                                 -----       -----         -----       -----
Oriented strand board, million square feet 3/8" basis ........   1,270       1,068         2,626       2,122

Softwood plywood, million square feet 3/8" basis .............     268         211           528         447

Lumber, million board feet ...................................     276         269           515         529

Wood-based siding, million square feet 3/8" basis ............     179         179           361         306

Industrial panel products (particleboard, medium density
     fiberboard and hardboard), million square feet 3/4" basis     164         175           318         335

Engineered I-Joist, million lineal feet ......................      24          21            44          45

Laminated veneer lumber (LVL), thousand cubic feet ...........   2,150       1,800         4,327       3,500

Pulp, thousand short tons ....................................      99          90           188         185


                                                     LOUISIANA-PACIFIC -- Page 8